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                                   FORM 8-K


                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report: March 24, 1998


                               ELECTROSCOPE, INC.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)



           COLORADO                       0-28604                84-1162056
----------------------------     ------------------------     ------------------
(State of other jurisdiction     (Commission File Number)     (IRS Employer No.)
    of Incorporation)

                              4828 STERLING DRIVE
                              BOULDER, CO  80301
                    ---------------------------------------
                    (Address of principal executive office)

                                (303) 444-2600
                        -------------------------------
                        (Registrant's telephone number,
                             including area code)


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ITEM 5.  OTHER EVENTS

     On March 24, 1998 the United States District Court in the District of Minnesota ordered that the Electroscope, Inc. Motion to Dismiss the Class Action Complaint for Violations of Federal Securities Law, filed on June 4, 1997 by Avrom Gart, Individually and On Behalf of All Others Similarly Situated, be granted and further ordered that the Plaintiff's Complaint be dismissed with prejudice.

     In addition, the Court denied the Plaintiff's request for leave to amend the complaint.

     The Plaintiff has 30 days from the date of the ruling to appeal the ruling.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   ELECTROSCOPE, INC.


                                   By:  /s/Karl Hawkins
                                      ------------------------------
                                        Chief Financial Officer

Date:  April 2, 1998